UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2003

EQUIFAX INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of Incorporation)	1-6605 (Commission File Number)	58-0401110 (IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:    (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

Attached as Exhibit 99 to this report and incorporated herein by reference are unaudited financial statements showing the Company’s fourth quarter and year-end 2002 results.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99	Unaudited financial statements regarding fourth quarter and year-end 2002 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

Dated: March 7, 2003	By:	/s/ DONALD T. HEROMAN
Name: Donald T. Heroman Title: Chief Financial Officer

Exhibit Index

The following exhibit is being filed with this report:

Exhibit No.	Description
99	Unaudited financial statements regarding the Company’s fourth quarter and year-end 2002 results.